UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: March 24, 2009
(Date of earliest event reported: March 24, 2009)
Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue
New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)
(212) 527-4000
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
Beginning on March 24, 2009, Revlon, Inc.’s (the “Company”) senior management will review the attached presentation (the “Investor Presentation”) at one or more investor presentations. A copy of the Investor Presentation is posted on the Company’s Investor Relation’s website, www.revloninc.com, under “Webcasts and Presentations.”
The Investor Presentation is divided into the following major components: (i) Business Overview; (ii) Strategy; (iii) Building our Strong Brands; (iv) Financial Performance; and (v) Appendices.
The Investor Presentation includes Adjusted EBITDA and free cash flow, which are non-GAAP financial measures defined in the Basis of Presentation. Adjusted EBITDA is reconciled to net income / (loss) and free cash flow is reconciled to net cash provided by / (used in) operating activities, their most directly comparable GAAP measures, respectively, in the financial tables included in the Appendices to the Investor Presentation (the “Reconciliation Information”).
A copy of the Investor Presentation (including the Reconciliation Information) is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 7.01. In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the Investor Presentation attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” to the SEC and not deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.
Statements made in the Investor Presentation include various aspects of the Company’s strategic, business and financial plans. Statements made in the Investor Presentation, which are not historical, are forward-looking and based on management’s estimates, objectives, vision, projections, forecasts, plans, anticipations, targets, drivers, strategies, beliefs, intent, expectations, outlook, opportunities and initiatives, and thus are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. See “Forward-Looking Statements” included in the Appendices to the Investor Presentation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Investor Presentation (including the Reconciliation Information).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.
By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary

Date: March 24, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation (including the Reconciliation Information).